Exhibit 10.1

FIRST MODIFICATION AGREEMENT

This FIRST MODIFICATION AGREEMENT (this “Agreement”) is made as of July 31, 2015, by and among (i) CENTURY COMMUNITIES, INC., a Delaware corporation (“Borrower”), (ii) the undersigned Guarantors, (iii) the undersigned Lenders, and (iv) TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (“Administrative Agent”).

W I T N E S S E T H :

WHEREAS, Administrative Agent, Borrower and Lenders are parties to that certain Credit Agreement (the “Credit Agreement”), dated October 21, 2014, established a revolving line of credit in the maximum principal sum of $120,000,000.00 (the “Credit Facility”); and

WHEREAS, Borrower desires to increase the Credit Facility Amount from $120,000,000.00 to $200,000,000.00, pursuant to Section 2.10 of the Credit Agreement; and

WHEREAS, Borrower asked each Lender to increase its respective Commitment, and each Lender is willing to increase its Commitment, subject to the terms and conditions of this Agreement; and

WHEREAS, Borrower asked Bank of America, N.A. to become a Lender, and Bank of America, N.A. is willing to become a Lender, and make a Commitment of up to $35,000,000.00, subject to the terms and conditions of this Agreement; and

WHEREAS, Administrative Agent, Borrower, the undersigned Guarantors, and the undersigned Lenders now propose to increase the Commitments and to modify certain of the terms and provisions of the Credit Agreement and the other related documents executed by Borrower or third parties pertaining to, evidencing or securing the Credit Facility (collectively, the “Loan Documents”).

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Administrative Agent, Borrower, the undersigned Guarantors, and the undersigned Lenders hereby agree as follows:

1. Definitions. All terms used herein with initial capital letters, but not defined herein, shall have the meanings specified in the Credit Agreement.

2. Joinder of Bank of America, N.A.  Bank of America, N.A. agrees to assume, and does hereby assume, the obligations of a Lender under the Credit Agreement.  Bank of America, N.A. agrees to abide by and be bound by all of the terms of the Credit Agreement applicable to Lenders.  Accordingly, the Credit Agreement is hereby amended such that any and all references to the “Lenders” shall be deemed to refer to Bank of America, N.A., as well as each of the parties that have previously been included within the meaning of such term.

3. Credit Facility Amount.  Pursuant to Section 2.10 of the Credit Agreement, the Credit Facility Amount is hereby increased from $120,000,000.00 to $200,000,000.00.  The Increase Effective Date, as such term is used in Section 2.10(d) of the Credit Agreement, is the date of this Agreement.

4. Commitments and Applicable Percentages.  As a result of the increase in the Credit Facility Amount, and the addition of Bank of America, N.A. as a Lender, Schedule 2.1 of the Credit Agreement is hereby revised and replaced in its entirety with Schedule 2.1 attached hereto, and Lenders’ respective Commitments and Applicable Percentages are revised as set forth therein.

5. Increase Fee.  As consideration for the increase in the Credit Facility Amount, contemporaneously with the execution and delivery of this Agreement, Borrower shall pay to Administrative Agent, a non-refundable fee as described in Section 2.10(e) of the Credit Agreement, which fee shall be distributed among Lenders in accordance with the Credit Agreement.

6. Additional Notes.  To evidence the increase in the Credit Facility Amount, contemporaneously with the execution and delivery of this Agreement, Borrower shall execute and deliver the following promissory notes, which promissory notes shall (i) be dated of even date with this Agreement, (ii) be substantially in the form of Exhibit E attached to the Credit Agreement, (iii) each be considered a Note, as defined in the Credit Agreement, in addition to all other Notes previously executed by Borrower in connection with the Credit Agreement:

(a) Note in the principal sum of $35,000,000.00, payable to the order of Bank of America, N.A.;
(b) Note in the principal sum of $10,000,000.00, payable to the order of Fifth Third Bank;
(c) Note in the principal sum of $10,000,000.00, payable to the order of Texas Capital Bank, National Association;
(d) Note in the principal sum of $10,000,000.00, payable to the order of Vectra Bank Colorado, NA, a National Banking Association;
(e) Note in the principal sum of $7,500,000.00, payable to the order of JPMorgan Chase Bank, N.A.;
(f) Note in the principal sum of $5,000,000.00, payable to the order of Bank Midwest, a division of NBH Bank, N.A.; and
(g) Note in the principal sum of $2,500,000.00, payable to the order of Deutsche Bank AG New York Branch.

7. Additional Requests for Increase.  The option to increase the Commitments set forth in Section 2.10(a) of the Credit Agreement was fully exercised pursuant to Section 3 of this Agreement, and is therefore extinguished and of no further force or effect.  From and after the date of this Agreement, provided there exists no Default, upon notice to Administrative Agent (which shall promptly notify Lenders), Borrower may from time to time, request an additional increase in the Credit Facility Amount and the aggregate Commitments by an amount (for all such requests) not exceeding $100,000,000; provided that (i) any such request for an increase shall be in a minimum amount of $20,000,000, and (ii) Borrower may make a maximum of three such requests.  At the time of sending such notice, Borrower (in consultation with Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to Lenders).  Any such request for an increase pursuant to this paragraph shall be subject to the terms and conditions set forth in Section 2.10(b) through (f) of the Credit Agreement.

8. Extension of the Maturity Date.  Pursuant to Section 2.11 of the Credit Agreement, the Maturity Date, as set forth in Section 1.1 of the Credit Agreement, is hereby extended from October 21, 2017, to October 21, 2018, or such earlier date on which the Commitment of each Lender terminates as provided in the Credit Agreement; subject to extension pursuant to Section 2.11 of the Credit Agreement; provided,  however, that, if such date is not a Business Day, the Maturity Date shall be the next succeeding Business Day.  This Agreement shall be deemed to be an Extension Option Agreement.  The Extension Option Agreement Date, as such term is used in Section 2.11 of the Credit Agreement, is the date of this Agreement.

9. Extension Fee.  As consideration for the extension of the Maturity Date, contemporaneously with the execution and delivery of this Agreement, Borrower shall pay to Administrative Agent, a non-refundable Extension Fee as described in Section 2.11(a) of the Credit Agreement, which fee shall be distributed among Lenders in accordance with the Credit Agreement.

10. Fee Letter.  Borrower and Texas Capital Bank, National Association, entered into that certain Fee Letter, dated July 14, 2015 (the “2015 Fee Letter”), which 2015 Fee Letter supplements the Fee Letter described in the Credit Agreement.  Borrower agrees to pay to Administrative Agent and Arranger, for the account of Administrative Agent, Arranger and each Lender, as applicable, fees, in the amounts and on the dates set forth in the Fee Letter, as supplemented by the 2015 Fee Letter.

11. Letters of Credit.
(a) Section 2.2(a)(ii) of the Credit Agreement is hereby revised and replaced in entirety as follows:

(ii) L/C Issuer shall not issue any Letter of Credit, or permit the renewal of any Letter of Credit, if:

(A) the initial expiry date of the requested Letter of Credit would occur more than twenty-four (24) months after the date of issuance, unless Required Lenders have approved such expiry date; or

(B) the Letter of Credit would automatically renew for a period in excess of twelve (12) months, unless Required Lenders have approved such Letter of Credit; or

(C) the Letter of Credit would automatically renew without providing L/C Issuer with an opportunity to prevent each and every renewal; or

(D) the expiry date of the requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all Lenders have approved such expiry date.

(b) The following language is hereby added to the Credit Agreement as Section 2.2(a)(vii):

Once a Letter of Credit has been issued, Lenders shall be deemed to have authorized (but may not require) L/C Issuer to permit the renewal of such Letter of Credit at any time to an expiry date not later than the earlier of (i) twelve (12) months from the date of such renewal, or (ii) the Letter of Credit Expiration Date.

12. Tangible Net Worth. Section 9.3 of the Credit Agreement is hereby revised and replaced in entirety as follows:

Borrower shall not permit, as of the last day of any fiscal quarter, Tangible Net Worth for Borrower and its Subsidiaries, on a consolidated basis, to be less than the sum of (a) $261,037,000, plus (b) 50% of the net proceeds of any issuances of stock or other equity interests of any Obligated Party (other than to another Obligated Party) after the Closing Date, plus (c) beginning with the fiscal quarter ending June 30, 2015, 50% of the amount of net income of Borrower and its subsidiaries, on a consolidated basis (but without deduction for any net loss), for each fiscal quarter ending after March 31, 2015.

13. Borrowing Base Report.  The form of Borrowing Base Report attached to the Credit Agreement as Exhibit B, is hereby revised and replaced in its entirety with the form of Borrowing Base Report attached hereto as Exhibit B.

14. Compliance Certificate.  The form of Compliance Certificate attached to the Credit Agreement as Exhibit C, is hereby revised and replaced in its entirety with the form of Compliance Certificate attached hereto as Exhibit C.

15. Bond Indenture.  Borrower represents and warrants to Administrative Agent and Lenders that (a) Borrower is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Borrower of its obligations under the terms and provisions of the Bond Indenture, and (b) the transactions contemplated by this Agreement will not violate the terms and conditions of the Bond Indenture.

16. Resolutions.  Contemporaneously with the execution and delivery of this Agreement, Borrower shall deliver to Administrative Agent, a copy of resolutions duly adopted by Borrower, approving the transactions contemplated by this Agreement, and certified by an officer of Borrower to be a true and correct.

17. Acknowledgment by Borrower.  Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Borrower or any third party to Administrative Agent and Lenders, as evidenced by the Loan Documents.  Borrower hereby acknowledges, agrees and represents that (i) Borrower is indebted to Lenders pursuant to the terms of the Notes; (ii) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Loan Documents, and the other obligations created or evidenced by the Loan Documents; (iii) Borrower has no claims, offsets, defenses or counterclaims arising from any of Administrative Agent’s or Lenders’ acts or omissions with respect to the Loan Documents or Administrative Agent’s or Lenders’ performance under the Loan Documents; (iv) the representations and warranties of Borrower contained in the Loan Documents are true and correct as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date; (v) Borrower is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Borrower of its obligations under the terms and provisions of the Loan Documents, and (vi) neither Administrative Agent nor Lenders are in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Administrative Agent or Lenders of their respective obligations under the terms and provisions of the Loan Documents.  To the extent Borrower now has any claims, offsets, defenses or counterclaims against Administrative Agent or Lenders or the repayment of all or a portion of the Credit Facility, whether known or unknown, fixed or contingent, same are hereby forever irrevocably waived and released in their entirety.

18. No Waiver of Remedies.  Except as may be expressly set forth herein, nothing contained in this Agreement shall prejudice, act as, or be deemed to be a waiver of any right or remedy available to Administrative Agent or Lenders by reason of the occurrence or existence of any fact, circumstance or event constituting a default under the Loan Documents.

19. Joinder of Guarantor.  By its execution hereof, each Guarantor hereby (i) acknowledges and consents to the terms and provisions hereof; (ii) ratifies and confirms the Guaranty, including all interest and costs of collection, to or for the benefit of Administrative Agent and Lenders; (iii) agrees that the Guaranty is and shall remain in full force and effect and that the terms and provisions of the Guaranty cover and pertain to the Credit Facility, Notes and other Loan Documents as modified hereby; (iv) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of the Guaranty or the other obligations created and evidenced by the Guaranty; (v) certifies that the representations and warranties contained in the Guaranty remain true and correct representations and warranties of Guarantor as of the date hereof; and (vi) acknowledges that Administrative Agent and Lenders have satisfied and performed their covenants and obligations under the Guaranty and the other Loan Documents, and that no action or failure to act by or on behalf of, Administrative Agent or Lenders has or will give rise to any cause of action or other claim against Administrative Agent or Lenders for breach of the Guaranty or other Loan Documents or otherwise.

20. Costs and Expenses.  Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation, execution and recordation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, reasonable fees and expenses of legal counsel to Administrative Agent.

21. Additional Documentation.  From time to time, Borrower shall execute or procure and deliver to Administrative Agent such other and further documents and instruments evidencing, securing or pertaining to the Credit Facility or the Loan Documents as shall be reasonably requested by Administrative Agent so as to evidence or effect the terms and provisions hereof.  Borrower shall cause to be delivered to Administrative Agent, an opinion of counsel, satisfactory to Administrative Agent, opining to (i) the validity and enforceability of this Agreement and the other Loan Documents executed on this date in connection with the transaction contemplated hereby; (ii) the authority of Borrower, and any constituents of Borrower, to execute, deliver and perform its or their respective obligations under the Loan Documents, as hereby modified; and (iii) such other matters as reasonably requested by Administrative Agent.

22. Effectiveness of the Loan Documents.  Except as expressly modified by the terms and provisions hereof, each of the terms and provisions of the Loan Documents are hereby ratified and shall remain in full force and effect; provided, however, that any reference in any of the Loan Documents to the Credit Facility, the amount constituting the Credit Facility, any defined terms, or to any of the other Loan Documents shall be deemed, from and after the date hereof, to refer to the Credit Facility, the amount constituting the Credit Facility, defined terms and to such other Loan Documents, as modified hereby.

23. Governing Law. THE TERMS AND PROVISIONS HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN.
24. Time. Time is of the essence in the performance of the covenants contained herein and in the Loan Documents.

25. Binding Agreement.  This Agreement shall be binding upon the successors and assigns of the parties hereto; provided, however, the foregoing shall not be deemed or construed to (i) permit, sanction, authorize or condone the assignment of any rights, titles or interests in and to Borrower, or (ii) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.

26. Headings.  The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.

27. Construction.  Whenever the context hereof so requires, reference to the singular shall include the plural and likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general, but shall be construed as cumulative of the general recitation.

28. Severability.  If any clause or provision of this Agreement is or should ever be held to be illegal, invalid or unenforceable under any present or future law applicable to the terms hereof, then and in that event, it is the intention of the parties hereto that the remainder of this Agreement shall not be affected thereby, and that in lieu of each such clause or provision of this Agreement that is illegal, invalid or unenforceable, such clause or provision shall be judicially construed and interpreted to be as similar in substance and content to such illegal, invalid or unenforceable clause or provision, as the context thereof would reasonably suggest, so as to thereafter be legal, valid and enforceable.

29. Counterparts.  To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required.  It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart.  All counterparts shall collectively constitute a single instrument.  It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto.  Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

30. Notice of Final Agreement.  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO OR THERETO.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO OR THERETO.  THE PROVISIONS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE RESPECTIVE PARTIES TO SUCH DOCUMENTS.

[The remainder of this page is intentionally left blank.  The signature pages follow.]

EXECUTED to be effective as of the date first above written.

ADMINISTRATIVE AGENT:

TEXAS CAPITAL BANK,
NATIONAL ASSOCIATION

By:
/s/ John L. Brimberry
Name:John L. Brimberry
Title:Senior Vice President

LENDER:

TEXAS CAPITAL Bank, NATIONAL ASSOCIATION

By: /s/ John L. Brimberry
Name:John L. Brimberry
Title:Senior Vice President

LENDER:

BANK OF AMERICA, N.A.

By:/s/ Thomas W. Nowak
Name:Thomas W. Nowak
Title:Vice President

LENDER:

FIFTH THIRD BANK

By:/s/ Talianna Carlson Manne
Name:Talianna Carlson Manne
Title:SVP

LENDER:

VECTRA Bank colorado, NA,
A NATIONAL BANKING ASSOCIATION

By:
/s/ Philip Trujillo
Name:Philip Trujillo
Title:Vice President

LENDER:

JPMORGAN CHASE BANK, N.A.

By:/s/ Nadeige Dang
Name:Nadeige Dang
Title:Vice President

LENDER:

DEUTSCHE bank ag new york branch

By:/s/ Michael Shannon
Name:Michael Shannon
Title:Vice President

By:/s/ Michael Winters
Name:Michael Winters
Title:Vice President

LENDER:

BANK MIDWEST,
A DIVISION OF NBH BANK, N.A.

By:
/s/ Shaun T. Cox
Name:Shaun T. Cox
Title:SVP – Credit Officer

BORROWER:

CENTURY COMMUNITIES, INC.,
a Delaware corporation

By:/s/ David Messenger
Name:David Messenger
Title:Chief Financial Officer

GUARANTOR:

AUGUSTA POINTE, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

AVALON AT INVERNESS, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

BEACON POINTE, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

BLACKSTONE HOMES, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

CC COMMUNITIES, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

CCC HOLDINGS, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

CCH HOMES, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

CENTURY AT ASH MEADOWS, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

CENTURY AT BEACON POINTE, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

Century at CALEY, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

CENTURY AT CANDELAS, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

Century at Carousel Farms, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

CENTURY AT HARVEST MEADOWS, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

CENTURY AT LOR, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

CENTURY AT LOWRY, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

CENTURY AT MIDTOWN, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

Century at Millennium, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

CENTURY AT MURPHY CREEK, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

CENTURY AT OUTLOOK, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

Century at Salisbury Heights, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

CENTURY AT SOUTHSHORE, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

CENTURY AT TERRAIN, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

Century at THE GROVE, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

Century at vISTA RIDGE, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

CENTURY AT WOLF RANCH, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

CENTURY CITY, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

CENTURY COMMUNITIES OF NEVADA, LLC,  a Delaware limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

CENTURY COMMUNITIES OF NEVADA REALTY, LLC,  a Nevada limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

CENTURY LAND HOLDINGS, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

CENTURY LAND HOLDINGS II, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

Century Land Holdings of Texas, LLC,  a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

CENTURY RHODES RANCH GC, LLC,
a Delaware limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

CENTURY TUSCANY GC, LLC,
a Delaware limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

CHERRY HILL PARK, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

COTTAGES AT WILLOW PARK, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

CROWN HILL, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

ENCLAVE AT BOYD PONDS, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

ENCLAVE AT CHERRY CREEK, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

ESTATES AT CHATFIELD FARMS, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

HEARTH AT OAK MEADOWS, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

HOMETOWN, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

LAKEVIEW FORT COLLINS, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

MADISON ESTATES, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

MERIDIAN RANCH, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

MONTECITO AT RIDGEGATE, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

NEIGHBORHOOD ASSOCIATIONS GROUP, LLC,  a Delaware limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

RESERVE AT HIGHPOINTE ESTATES, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

RESERVE AT THE MEADOWS, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

SADDLEBACK HEIGHTS, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

SADDLE ROCK GOLF, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

STETSON RIDGE HOMES, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

THE VISTAS AT NOR’WOOD, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

VENUE AT ARISTA, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

VERONA ESTATES, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

VILLAS AT MURPHY CREEK, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

WATERSIDE AT HIGHLAND PARK, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

WILDGRASS, LLC,
a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

CENTURY COMMUNITIES OF GEORGIA, LLC,  a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

CCG CONSTRUCTORS LLC,
a Georgia limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

CCG REALTY GROUP LLC,
a Georgia limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

CENTURY AT LITTLETON VILLAGE, LLC,  a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

CENTURY AT THE MEADOWS, LLC,

a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

CENTURY AT MARVELLA, LLC,

a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

CENTURY AT WILDGRASS, LLC,

a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

CENTURY GROUP LLC,

a Colorado limited liability company

By:/s/ David Messenger

Name:David Messenger
Title:Authorized Signatory

SCHEDULE 2.1

Commitments and Applicable Percentages

Lender	Commitment	Applicable Percentage
Texas Capital Bank, National Association	$40,000,000.00	20.000000000000%
Bank of America, N.A.	$35,000,000.00	17.500000000000%
Fifth Third Bank	$30,000,000.00	15.000000000000%
Vectra Bank Colorado, NA, a National Banking Association	$30,000,000.00	15.000000000000%
JPMorgan Chase Bank, N.A.	$25,000,000.00	12.500000000000%
Deutsche Bank AG New York Branch	$20,000,000.00	10.000000000000%
Bank Midwest, a division of NBH Bank, N.A.	$20,000,000.00	10.000000000000%
Total:	$200,000,000.00	100.000000000000%

EXHIBIT B

Borrowing Base Report

[The form of Borrowing Base Report follows this cover page.]

BORROWING BASE REPORT

EFFECTIVE DATE: ______________ (the “Subject Month”)
ADMINISTRATIVE AGENT:Texas Capital Bank, National Association
BORROWER:Century Communities, Inc.

This Borrowing Base Report (this “Certificate”) is delivered under the Credit Agreement (the “Credit Agreement”) dated as of October 21, 2014, by and among Borrower, the Lenders from time to time party thereto and Administrative Agent. Capitalized terms used in this Certificate shall, unless otherwise indicated, have the meanings set forth in the Credit Agreement. The undersigned hereby certifies to Administrative Agent and Lenders as of the date hereof that (a) he/she is the ________________ of Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to Administrative Agent on behalf of Borrower, (b) to the best of his/her knowledge, no Default or Event of Default has occurred and is continuing, (c) a review of the activities of Borrower during the Subject Month has been made under the undersigned’s supervision with a view to determining the amount of the current Borrowing Base, (d) the Cash and Equivalents, Entitled Land, LUD, Lots, Model Houses, Pre-Sold Houses and Spec Houses included in the Borrowing Base Property as shown on the attachment, and as summarized below, meet all conditions to qualify for inclusion therein as set forth in the Credit Agreement, and all representations and warranties set forth in the Credit Agreement with respect thereto are true and correct in all material respects as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (e) the information attached hereto and set forth below hereto is true and correct as of the last day of the Subject Month.

BORROWING BASE PROPERTY
1.	Cash and Equivalents (minus $25,000,000) (100% of value)	(+)	$____________
2.	Entitled Land (50% of cost)	(+)	$____________
3.	LUD (65% of cost)	(+)	$____________
4.	Lots (75% of cost)	(+)	$____________
5.	Model Houses (85% of cost)	(+)	$____________
6.	Pre-Sold Houses (90% of cost)	(+)	$____________
7.	Spec Houses (90% of cost; reduced to 75% at 18 months, and reduced to 50% at 24 months)	(+)	$____________
8.	Total of Lines 1 through 7:		$____________

DEDUCTIONS
9.	Aggregate outstanding balance of the Notes	(-)	$____________
10.	Aggregate outstanding amount of Borrower’s Other Debt	(-)	$____________
11.	Total of Lines 9 and 10:		$____________

12.	TOTAL NET BORROWING AVAILABILITY (Line 8 minus Line 11)		$____________
	(If result is a negative figure, this amount is due immediately as a principal payment.)		(not to exceed Commitment)

	BORROWING LIMITATION (2.3(a)): Line 15 does not exceed lesser of Line 8 or Credit Facility Amount	Yes	No
13.	Aggregate outstanding balance of the Notes	(+)	$____________
14.	L/C Obligations	(+)	$____________
15.	Total of Lines 13 and 14:		$____________

16.

SPEC HOUSE SUBLIMIT (2.3(h)): The number of Spec Houses in the Borrowing Base does not exceed 50% of the total number of all Houses owned by Borrower (provided, however, the limit will seasonally increase to 60% from 02/01 to 05/31 of each year)

		Yes	No

	____________________ ÷ ___________________ = # of Spec Houses in BB Total # of all Houses		___________%

17.	COMPLETED SPEC HOUSE SUBLIMIT (2.3(i)): The number of Completed Spec Houses in the Borrowing Base does not exceed 25% of the total number of all Houses owned by Borrower	Yes	No

	________________________ ÷ ________________________ = # of Comp. Spec Houses in BB Total # of all Houses		___________%

18.	RISK ASSETS: Maximum Credit Amount
Max. Credit Amount of all Land (Line 2): $____________
Max. Credit Amount of all LUD (Line 3): $____________
	Max. Credit Amount of all Lots (Line 4): $____________	Total	$__________

19.	RISK ASSETS SUBLIMIT (2.3(j)): Revolving Credit Exposure to Risk Assets does not exceed 125% of Tangible Net Worth	Yes	No
A. Max. Credit Amount of all Risk Assets: (Line 18) $_______
B. Max. Credit Amount of all Assets (Line 8): $_______
A ÷ B = __________% (X%)
C. Total Revolving Credit Exposure (Line 15): $_______
D. Revolving Credit Exposure to Risk Assets: C x X% = $________
E. Tangible Net Worth: $_____________
F. Tangible Net Worth x 125% = $_____________
If D does not exceed F, then “Yes;” otherwise, “No.”

*	If the Cash and Equivalents ending balances per the Borrowing Base Report do not reconcile to the back-up reports provided, please provide an attached reconciliation explaining the discrepancies.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _________________________, ______.

RESPONSIBLE OFFICER:

Name:David Messenger
Title: Chief Financial Officer

[Attach a schedule of Borrowing Base Property.]

EXHIBIT C

Compliance Certificate

[The form of Compliance Certificate follows this cover page.]

COMPLIANCE CERTIFICATE

FOR MONTH/QUARTER/YEAR  ENDED _________________ (the “Subject Period”)
ADMINISTRATIVE AGENT:Texas Capital Bank, National Association
BORROWER:Century Communities, Inc.

This Compliance Certificate (this “Certificate”) is delivered under the Credit Agreement (the “Credit Agreement”) dated as of October 21, 2014, by and among Borrower, the Lenders from time to time party thereto and Administrative Agent.  Capitalized terms used in this Certificate shall, unless otherwise indicated, have the meanings set forth in the Credit Agreement.  The undersigned hereby certifies to Administrative Agent and Lender as of the date hereof that:  (a) he is the ____________________________ of Borrower, and that, as such, he is authorized to execute and deliver this Certificate to Administrative Agent on behalf of Borrower; (b) he has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under his supervision, a detailed review of the transactions and condition (financial or otherwise) of Borrower during the Subject Period; (c) during the Subject Period, to the best of his knowledge, Borrower performed and observed each covenant and condition of the Loan Documents applicable to it and no Default or Event of Default currently exists or has occurred which has not been cured or waived by Required Lenders or all Lenders, as required by the Loan Documents; (d) the representations and warranties of Borrower contained in Article 6 of the Credit Agreement, and any representations and warranties of Borrower that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Certificate, the representations and warranties contained in Section 6.2 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 7.1 of the Credit Agreement, including the statements in connection with which this Certificate is delivered; (e) the financial statements of Borrower attached to this Certificate were prepared in accordance with GAAP, and present, on a consolidated basis, fairly and accurately the financial condition and results of operations of Borrower and its Subsidiaries as of the end of and for the Subject Period; (f) the financial covenant analyses and information set forth below are true and accurate on and as of the date of this Certificate; and (g) the status of compliance by Borrower with certain covenants of the Credit Agreement at the end of the Subject Period is as set forth below:

In Compliance as of End of Subject Period (Please Indicate)
1.	Financial Statements and Reports

	(a)	Provide annual audited FYE financial statements within 90 days after the last day of each fiscal year.	Yes	No

	(b)	Provide quarterly financial statements within 45 days after the last day of each fiscal quarter.	Yes	No

	(c) Provide monthly Borrowing Base Report within 30 days after the last day of each month.	Yes	No

	(d) Provide a quarterly Compliance Certificate within 45 days after the last day of each fiscal quarter.	Yes	No

	(e) Provide monthly Inventory and Sales Status Report within 30 days after the last day of each month.	Yes	No

	(f) Provide annual projections at least 90 days prior to the start of each fiscal year	Yes	No

2.	Real Estate Subsidiaries None, except as listed on Schedule 6.13, or that have executed a Guaranty.	Yes	No

3.	Debt None, except Debt permitted by Section 8.1 of the Credit Agreement.	Yes	No

4.	Liens None, except Liens permitted by Section 8.2 of the Credit Agreement.	Yes	No

5.	Acquisitions and Mergers None, except those permitted by Section 8.3 of the Credit Agreement.	Yes	No

6.	Dividends and Stock Repurchase None, except as permitted by Section 8.4 of the Credit Agreement. (if applicable, Dollar amount during Subject Period: $_____)	Yes	No

7.	Loans and Investments None, except those permitted by Section 8.5 of the Credit Agreement.	Yes	No

8.	Issuance of Equity None, except issuances permitted by Section 8.6 of the Credit Agreement.	Yes	No

9.	Affiliate Transactions None, except transactions permitted by Section 8.7 of the Credit Agreement.	Yes	No

10.	Dispositions of Assets None, except dispositions permitted by Section 8.8 of the Credit Agreement.	Yes	No

11.	Sale and Leaseback Transactions None, except transactions permitted by Section 8.9 of the Credit Agreement.	Yes	No

12.	Prepayment of Debt None, except prepayments permitted by Section 8.10 of the Credit Agreement.	Yes	No

13.	Changes in Nature of Business None, except changes permitted by Section 8.11 of the Credit Agreement.	Yes	No

14.	Environmental Protection No activity likely to cause violations of Environmental Laws or create any Environmental Liabilities.	Yes	No

15.	Changes in Fiscal Year; Accounting Practices None, except transactions permitted by Section 8.13 of the Credit Agreement.	Yes	No

16.	No Negative Pledge None, except those permitted by Section 8.14 of the Credit Agreement.	Yes	No

17.	Leverage Ratio Maximum of 1.50 to 1.00 at end of Subject Period (Defined as Debt divided by TNW).

	_____________ ÷ _______________ = ____________ DebtTNW	Yes	No

18.	Interest Coverage Ratio	Yes	No
Minimum of 1.50 to 1.00 at end of Subject Period (Defined as EBITDA divided by Cash Interest Expense; calculated on a rolling 4 quarter basis).

_____________ ÷ _______________ = ____________ EBITDAInterest Expense

19.

Tangible Net Worth (TNW)
Minimum of $_________ at end of Subject Period (defined as
(a) $261,037,000 plus (b) 50% of net proceeds of equity issuances plus (c) beginning with the quarter ending June 30, 2015, the sum of 50% of the amount of net income (without deduction for net loss) for each fiscal quarter after the Closing Date.

		Yes	No

Equity Issuances: $____________ X 50% = $___________
Net Income:$____________ X 50% = $___________

$261,037,000 + ____________ + ___________ = ___________ 50% of Equity Net Income Issuances after Closing Date

Tangible Net Worth: $__________

20.	Liquidity Minimum of $25,000,000 at end of Subject Period	Yes	No

________ + ______________ - __________ = ___________ Cash Available to Draw Accts. Payable Liquidity

21.	Risk Asset Ratio Maximum of 1.25 to 1.00 at end of Subject Period (Defined as Risk Assets divided by Tangible Net Worth).	Yes	No

________ + ______________ + __________ = ___________ Land LUD Lots Risk Assets

_____________ ÷ _______________ = ____________ Risk AssetsTNW

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _________________, _______.

RESPONSIBLE OFFICER:

Name: David Messenger
Title: Chief Financial Officer